UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020 (April 29, 2020)

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 L Street, NW,	Washington,	DC	20005
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.01 par value)	CSGP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01 Other Events

As previously disclosed, on February 11, 2020, CSGP Holdings, LLC (“CSGP”), an indirect wholly owned subsidiary of CoStar Group, Inc. (the “Company”), RentPath Holdings, Inc. (“RentPath”), certain direct or indirect wholly owned subsidiaries of RentPath (together with RentPath, the “Sellers”), and solely for the purposes set forth therein, the Company, entered into an asset purchase agreement dated February 12, 2020 (the “Agreement”) pursuant to which and subject to the terms therein, CSGP will acquire all of the equity interests of RentPath, as reorganized following an internal restructuring of the Sellers pursuant to and under the joint chapter 11 plan of reorganization of the Sellers (the “Chapter 11 Plan,” and the acquisition referred to as the “Acquisition”).

On April 29, 2020, the Company and RentPath each received a request for additional information from the U.S. Federal Trade Commission (“FTC”) with respect to the Acquisition. The request for information from the FTC, commonly referred to as a “second request,” is part of the regulatory process under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”).  The second request extends the waiting period imposed by the HSR Act until 30 days after the parties have substantially complied with the second request unless that period is extended voluntarily by the parties or terminated sooner by the FTC.  The Company intends to respond expeditiously to this request and to continue to work cooperatively with the FTC in connection with this review.  The Company continues to expect the Acquisition to close on or before February 12, 2021, subject to expiration or termination of the applicable waiting period under the HSR Act and the satisfaction or waiver of all closing conditions, including among others, the U.S. Bankruptcy Court for the District of Delaware having entered an order confirming the Chapter 11 Plan and approving the transactions contemplated thereby, and the Chapter 11 Plan having become effective in accordance with the Agreement and the terms of the Chapter 11 Plan and the confirmation order.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date:	April 30, 2020	/s/ Scott T. Wheeler

Name: Scott T. Wheeler
Title: Chief Financial Officer